LEASES	9 Months Ended
Sep. 30, 2019
Lessee Disclosure [Abstract]
LEASES

NOTE 7 – LEASES

On October 30, 2017, the Company entered into a new lease to lease approximately 13,420 square feet of office, laboratory and research and development space located in Colorado for the Company’s new principal executive offices and research and development facility. The term of the lease is sixty- one (61) months, beginning on November 1, 2017 and ending on November 30, 2022. The term shall be extended for an additional twenty-four (24) months, subject to certain conditions, waivable solely by Landlord in its sole and absolute discretion. Base rent for the first year of the lease term is approximately $168,824, with an increase in annual base rent of approximately 3% in each subsequent year of the lease term. As specified in the lease, the Company paid the landlord (i) all base rent for the period November 1, 2017 and ending on October 31, 2019, in the sum of $347,045; and (ii) the estimated amount of tenant’s proportionate share of operating expenses for the same period in the sum of $186,293. Commencing on November 1, 2019, monthly installments of base rent and one-twelfth of landlord’s estimate of tenant’s proportionate share of annual operating expenses shall be due on the first day of each calendar month. The lease also provides that (i) on November 1, 2019 landlord shall pay the Company for the cost of the cosmetic improvements in the amount of $3.00 per rentable square foot of the premises, and (ii) on or prior to November 1, 2019, the Company shall deposit with Landlord the sum of $36,524 as a security deposit which shall be held by landlord to secure the Company’s obligations under the lease. The lease contains an option to extend the term to October 31, 2024. On October 30, 2017, the Company entered into an agreement with the tenant leasing the premise from the landlord (“Original Lessee”) whereby the Original Lessee agreed to pay the Company the sum of $260,000 in consideration of the Company entering into the lease and landlord agreeing to the early termination of the Original Lessee’s lease agreement with landlord. The consideration of $260,000 was received on November 1, 2017.

Due to the adoption of the new lease standard, the Company has capitalized the present value of the minimum lease payments commencing November 1, 2019, including the additional option period using an estimated incremental borrowing rate of 6.5%. The minimum lease payments do not include common area annual expenses which are considered to be nonlease components.

As of January 1, 2019 the operating lease right-of-use asset and operating lease liability amounted to $885,094 with no cumulative-effect adjustment to the opening balance of retained earnings/accumulated deficit. The Company has elected not to recognize right-of-use assets and lease liabilities arising from short-term leases.

There are no other material operating leases.

The Company is obligated under an operating lease for office and laboratory space. The aggregate minimum future lease payments under the operating leases, including the extended term are as follows:

YEARS ENDING
DECEMBER 31,	AMOUNT

2019	$32,432
2020	195,574
2021	201,501
2022	207,563
2023	213,781
2024	182,624
1,033,475
Less discounted interest	(148,381)

TOTAL	$885,094

Rent expense amounting to $84,582 and $28,194 is included in research and development and general and administrative expenses for the nine months ended September 30, 2019. Rent expense amounting to $122,829 and $43,023 is included in research and development and general and administrative expenses for the nine months ended September 30, 2018. Rent expense amounting to $27,764 and $9,254 is included in research and development and general and administrative expenses for the three months ended September 30, 2019. Rent expense amounting to $26,302 and $8,767 is included in research and development and general and administrative expenses for the three months ended September 30, 2018.